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                                                                   Exhibit 99.1

                        STATEMENT UNDER OATH OF PRINCIPAL
                    EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
                   OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Robert Fish as Chief Executive Officer, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Genesis Health Ventures, Inc., and, except as corrected or supplemented in a subsequent covered report:

             o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

             o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

             o Annual Report on Form 10-K of Genesis Health Ventures, Inc. filed with the Commission on December 28, 2001;

             o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Genesis Health Ventures, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

             o    any amendments to any of the foregoing.

/s/  Robert H. Fish
---------------------------
Robert H. Fish
August 14, 2002

Subscribed and sworn to
before me this 14th day of
August 2002.

/s/  Jennifer M. Duffy
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Notary Public

My Commission Expires:  July 29, 2006